                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ___________

                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of Report:  April 22, 1999



                       APPLIED MICRO CIRCUITS CORPORATION
             (Exact name of registrant as specified in its charter)



                                   000-23193
                            (Commission File Number)


           DELAWARE                                           94-2586591
  (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                          Identification No.)



                              6290 SEQUENCE DRIVE
                              SAN DIEGO, CA 92121
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (619) 450-9333


                                      N/A
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On April 22, 1999 Applied Micro Circuits Corporation, a Delaware corporation (the "Company") announced its financial results for the fiscal year ended March 31, 1999. In addition, the Company announced the revenue and net income amounts for 30 days of combined operations of AMCC and Cimaron Communications Corporation, which was acquired by AMCC on March 17, 1999. Further details of this announcement are contained in AMCC's press release dated April 22, 1999 attached as an exhibit and incorporated by reference herein.

     The following information is reported solely for purposes of complying with the Securities and Exchange Commission's Accounting Series Release No. 135. The following revenue and net income amounts include operations from parts of each of AMCC's two quarters ending March 31, 1999 and June 30, 1999 and should not be considered to be indicative of results expected for the quarter ending June 30, 1999 or the fiscal year ending March 31, 2000. The unaudited revenue, net income, basic earnings per share and diluted earnings per share for AMCC for the 30 day period ended April 16, 1999 was $14.6 million, $4.4 million, $0.17 and $0.15, respectively. On March 17, 1999, AMCC acquired Cimaron Communications Corporation in a merger accounted for as a pooling of interests. AMCC issued approximately three million shares of its common stock in exchange for all outstanding shares of Cimaron's preferred and common stock, including shares issuable upon exercise of employee stock options and other rights. The revenue and net income amounts set forth above include 30 days of combined operation of AMCC and Cimaron Communications Corporation.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits.
               --------

          99.1 Applied Micro Circuits Corporation press release dated April 22, 1999.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    APPLIED MICRO CIRCUITS CORPORATION



Date: April 26, 1999                        By:  /s/ JOEL O. HOLLIDAY
                                               -------------------------
                                               Joel O. Holliday
                                               Chief Financial Officer

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                               INDEX TO EXHIBITS

                                                                       Page Number Under
                                                                      Sequential Numbering
  Exhibit No.                       Exhibit                                 System
--------------   ------------------------------------------------    ---------------------
                    Applied Micro Circuits Corporation
     99.1           press release dated April 22, 1999.                        5


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